UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) – April 27, 2017

EXTENDED STAY AMERICA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36190	46-3140312
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

11525 N. Community House Road, Suite 100 Charlotte, North Carolina		28277
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code (980) 345-1600

ESH HOSPITALITY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36191	27-3559821
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

11525 N. Community House Road, Suite 100 Charlotte, North Carolina		28277
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code (980) 345-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On April 27, 2017, Extended Stay America, Inc. and ESH Hospitality, Inc. (together, the “Company”) issued a press release which announced an underwritten secondary offering (the “offering”) of 30,000,000 Paired Shares, each Paired Share consisting of a share of common stock of Extended Stay America, Inc. and a share of Class B common stock of ESH Hospitality, Inc., which are attached and trade together as Paired Shares, by certain selling stockholders affiliated with Centerbridge Partners, L.P., Paulson & Co. Inc. and The Blackstone Group L.P. (the “Selling Stockholders”). The Company will not sell any Paired Shares in the offering and will not receive any proceeds from the offering. In addition, none of the Company’s officers or directors are selling any Paired Shares beneficially owned by them in the offering.

In addition, Extended Stay America, Inc. and ESH Hospitality, Inc. announced that they have entered into a share repurchase agreement with the Selling Stockholders pursuant to which they intend to repurchase 750,000 Paired Shares directly from the Selling Stockholders. The share repurchase will be effected in a private, non-underwritten transaction at a price per share equal to the price paid by the underwriters in the offering. Extended Stay America, Inc. and ESH Hospitality, Inc. expect to fund the share repurchase from cash on hand. The share repurchase is expected to be consummated concurrently with the offering. Although the share repurchase will be conditioned upon the closing of the offering, the closing of the offering will not be conditioned upon the closing of the share repurchase. The share repurchase has been approved by the audit committees of Extended Stay America, Inc. and ESH Hospitality, Inc. and is pursuant to, and will count toward, the Company’s existing combined Paired Share repurchase program.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number	Exhibit Description

99.1	Press release of Extended Stay America, Inc. dated April 27, 2017, announcing the Secondary Offering and Repurchase of Paired Shares.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTENDED STAY AMERICA, INC.

Date: April 27, 2017	By:	/s/ John R. Dent
	Name:	John R. Dent
	Title:	General Counsel

ESH HOSPITALITY, INC.

Date: April 27, 2017	By:	/s/ John R. Dent
	Name:	John R. Dent
	Title:	General Counsel

EXHIBIT INDEX

Exhibit Number	Exhibit Description

99.1	Press release of Extended Stay America, Inc. dated April 27, 2017, announcing the Secondary Offering and Repurchase of Paired Shares.